UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1475 West 9000 South, Suite A West Jordan, Utah	84088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 2.02Results of Operations and Financial Condition.

On December 2, 2020, Sportsman's Warehouse Holdings, Inc. (the "Company") issued a press release reporting its results of operations for the third quarter of fiscal year 2020 ended October 31, 2020, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on December 2, 2020, the Company held a conference call in connection with the Company's release of its financial results for the third quarter of fiscal year 2020 ended October 31, 2020. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 and the related information in Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this report:

Exhibit No.	Description
Exhibit 99.1	Press Release of Sportsman's Warehouse Holdings, Inc. issued on December 2, 2020
Exhibit 99.2	Transcript of Sportsman’s Warehouse Holdings, Inc. conference call held on December 2, 2020
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Robert K. Julian
Name:	Robert K. Julian
Title:	Secretary and Chief Financial Officer

Date: December 3, 2020